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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                   TITLE 18, UNITED STATES CODE, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 11-K for the fiscal year ended December 31, 2002 as filed on behalf of The Scotts Company Retirement Savings Plan (the "Plan") with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned James Hagedorn, President, Chief Executive Officer and Chairman of the Board of The Scotts Company, and Christopher L. Nagel, Executive Vice President and Chief Financial Officer of The Scotts Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

         1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

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
/s/ JAMES HAGEDORN*                                          /s/ CHRISTOPHER L. NAGEL*
--------------------------------------------                 -------------------------
James Hagedorn                                               Christopher L. Nagel
President, Chief Executive Officer and Chairman of the       Executive Vice President and Chief Financial Officer of
Board of The Scotts Company                                  The Scotts Company

June 27, 2003                                                June 27, 2003
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         *A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to The Scotts Company and will be retained by The Scotts Company and furnished to the Securities and Exchange Commission or its staff upon request.